Exhibit 99.1

FORM 4 JOINT FILER INFORMATION
The following filers have designated Liberation Investment Group, LLC as the "Designated Filer" for purposes of the attached Form 4:
Name:                                Liberation Investments, L.P.
Address:                        11766 Wilshire Blvd., Suite #870
                                    Los Angeles, CA 90025
Designated Filer:                Liberation Investment Group, LLC
Issuer and Ticker Symbol:        Bally Total Fitness Holding Corporation (BFT)
Date of Events
Requiring Signature:        December 28, 2005
Signature:                        Liberation Investment Group, LLC
                                By:  /s/ Emanuel R. Pearlman
                                      Name:  Emanuel R. Pearlman
                                      Title:  General Manager, Chairman and Chief Executive Officer
Name:                                Liberation Investment Group, LLC
Address:                        11766 Wilshire Blvd., Suite #870
                                    Los Angeles, CA 90025
Designated Filer:                Liberation Investment Group, LLC
Issuer and Ticker Symbol:        Bally Total Fitness Holding Corporation (BFT)
Date of Events
Requiring Signature:        December 28, 2005
Signature:                        Emanuel R. Pearlman
                                By:  /s/ Emanuel R. Pearlman
                                      Name:  Emanuel R. Pearlman
                                         Title:  General Manager, Chairman and Chief Executive Officer
Name:                                Liberations Investments Ltd.
Address:                        P.O. Box 31106 SMB Corp Centre
                                    West Bay Road
                                    Grand Cayman, Cayman Islands
Designated Filer:                Liberation Investment Group, LLC
Issuer and Ticker Symbol:        Bally Total Fitness Holding Corporation (BFT)
Date of Events
Requiring Signature:        December 28, 2005
Signature:                        Liberation Investment Group, LLC
                                By:  /s/ Emanuel R. Pearlman
                                      Name:  Emanuel R. Pearlman
                                      Title:  General Manager, Chairman and Chief Executive Officer
Name:                                Emanuel R. Pearlman
Address:                        11766 Wilshire Blvd., Suite #870
                                    Los Angeles, CA 90025
Designated Filer:                Liberation Investment Group, LLC
Issuer and Ticker Symbol:        Bally Total Fitness Holding Corporation (BFT)
Date(s) of Events
Requiring Signature:        December 28, 2005
Signature:                        Emanuel R. Pearlman
                                By:  /s/ Emanuel R. Pearlman
                                      Name:  Emanuel R. Pearlman